United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 14, 2014

Date of Report

GAMEPLAN, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-27435	87-0493596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6140 Plumas Street, Suite 200

Reno, Nevada 89519

 (Address of Principal Executive Offices)

(775) 815-4752

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 14, 2014, the Registrant’s wholly-owned subsidiary, VPartments, Inc., a Georgia corporation (“VPartments”) filed with the Georgia Secretary of State Articles of Amendment to its Articles of Incorporation by which VPartments changed its name to “VDigs, Inc.”

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.

Exhibit Description

99

Articles of Amendment to the Articles of Incorporation of VPartments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMEPLAN, INC.

Date:	April 15, 2014	By:	/s/ Robert G. Berry
Robert G. Berry
President, Chief Executive Officer and Director